SECOND AMENDED AND RESTATED
                  PAYMENT GUARANTY AND SUBORDINATION AGREEMENT

         SECOND  AMENDED  AND  RESTATED  PAYMENT   GUARANTY  AND   SUBORDINATION
AGREEMENT  (as  amended  from  time  to  time,  this  "Second  Amended  Guaranty
Agreement") dated as of December 29, 2000, is made by Raintree Resorts International, Inc., a Nevada corporation ("Guarantor"), in favor of TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Lender").

                              PRELIMINARY STATEMENT

     CR Resorts Cancun, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, CR Resorts Los Cabos, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, CR Resorts Puerto Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V. a Mexican limited responsibility corporation with variable capital, VILLA VERA RESORT, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital ("Villa Vera") and PROMOTORA VILLA VERA, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital (collectively, jointly and severally, the "Borrower"), having an address at c/o Raintree Resorts International, Inc., 10000 Memorial Drive, Suite 480, Houston, Texas 77024, and Lender have entered into a certain Loan and Security Agreement dated as of November 23, 1999, as amended by that certain Loan Modification Agreement dated as of November 20, 2000 (the "First Modification Agreement") and by that certain Second Loan Modification Agreement of even date hereof (the "Second Modification Agreement") to which Guarantor hereby consents, and as further amended from time to time (the "Loan Agreement"). Pursuant to the terms and subject to the conditions of the Loan Agreement and the other Loan Documents, Lender has agreed to lend to the Borrower up to $18,000,000.00 (the "Loan").

         Guarantor, through certain of its subsidiaries in which Guarantor holds a majority ownership interest, owns a majority ownership interest in each of the Borrower entities, and Guarantor is involved in overseeing the business operations of the Borrower and the Resorts, and derives material benefit from such operations.

       This Second Amended Guaranty Agreement is the "Guaranty" described in the Loan Agreement and replaces and supersedes both the Guaranty and Subordination Agreement dated November 23, 1999 executed by Guarantor and the Amended and Restated Payment Guaranty and Subordination Agreement dated November 20, 2000 executed by Guarantor.

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         Lender's  agreement  to  enter  into the  Loan  Agreement  and make any
Advance is conditioned, among other things, upon the execution and delivery by Guarantor of this Second Amended Guaranty Agreement pursuant to which the Guarantor unconditionally guaranties payment and performance of the Obligations of Borrower to Lender. The Guarantor will materially benefit from Lender's making available to the Borrower the Loan, and has agreed to execute and deliver this Second Amended Guaranty Agreement, and to perform in accordance with its terms.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lender to enter into the Loan Documents and to make any Advances, and to secure the performance and observance by the Guarantor of Borrower's Obligations, whether now existing or hereafter arising, Guarantor has executed and delivered this Second Amended Guaranty Agreement and does hereby agree as follows:

         1. Definitions, Etc. The above Preliminary Statement is true and correct and is incorporated within and made a part of this Second Amended Guaranty Agreement. Capitalized terms used herein which are defined in the Loan Agreement shall have the meanings assigned to them therein, unless the context otherwise requires or unless otherwise defined herein. Any references to this "Agreement" shall mean this Second Amended Guaranty Agreement including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Second Amended Guaranty Agreement as the same may be in effect at the time such reference becomes operative. Any references to "Guarantor" shall mean Raintree Resorts International, Inc., a Nevada corporation.

     2.  The  Guaranty.   The   Guarantor   covenants  and  agrees  as  follows:

          (a) Guarantor hereby unconditionally and irrevocably guaranties to Lender, its successors and assigns, the due and punctual payment by Borrower of all principal, interest, prepayment premiums, late charges, loan expenses, and all other amounts payable under the Note or the other Loan Documents, and all Obligations at any time owing under the Loan, and all costs of collecting amounts due from the Guarantor, including without limitation reasonable attorneys' and paralegals' fees and disbursements, when the same shall become due and payable, whether at maturity, by acceleration or otherwise, including any portion of such Obligations nominally held by Lender on behalf of those who have participations or interests therein granted or created by Lender (collectively, the "Guaranteed Obligations").

          (b) Guarantor agrees that the guaranty given hereby is a guaranty of payment and not of collection, and that its obligations hereunder shall be primary, absolute and unconditional, irrespective of, and unaffected by, the Borrower's performance or failure to perform or satisfy all of its Obligations arising out of the Note and other Loan Documents, and Guarantor irrevocably waives and agrees not to assert or take advantage of:

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               (i)   the   genuineness,    validity,    legality,    regularity,
          enforceability or any future amendment of, or change in, this Second Amended Guaranty Agreement, any of the other Loan Documents or any other agreement, document or instrument to which the Borrower or Guarantor, or any other guarantors of the Obligations, is or may be a party;

               (ii) the absence of any action to enforce this Second Amended Guaranty Agreement, any of the other Loan Documents or any other agreement, document or instrument to which the Borrower or Guarantor, or any other guarantors of the Obligations, is a party;

               (iii) any right at law, or in equity or otherwise, to require Lender to institute suit or proceed against the Borrower, any other guarantors or any other Person, or the Collateral, or to exhaust any security held by Lender, or to pursue any other remedy in Lender's power, before proceeding against Guarantor;

               (iv) any defense arising by virtue of any statute of limitations, or based on lack of authority, dissolution or ultra vires action;

               (v) notice of the existence, creation or incurring of any new or additional indebtedness or obligations on the part of the Borrower;

               (vi) the waiver, release, surrender, discharge, indulgence, extension, modification, renewal, delay, consent, or other action, inaction or omission by Lender with respect to any of the provisions hereof or thereof, or with respect to the Borrower, any of the Obligations or any of the Collateral, whether or not the Guarantor shall have had notice or knowledge of any of the foregoing and whether or not Guarantor shall have consented thereto;

               (vii) the  existence,  value or  condition  of, or failure of the
          Lender to perfect its Lien against, any Collateral, or any action, or the absence of any action, by the Lender in respect thereof (including, without limitation, the failure to enforce any Lien or realize upon all or any portion of the Collateral, or the release of any Collateral);

               (viii)  the  validity  or   enforceability  of  the  guaranty  of
          Guarantor or any other guarantor or surety with respect to the Obligations;

               (ix) any claim or defense that the Loan does not constitute a "Permitted Debt" or that the Loan is otherwise not allowed pursuant to the provisions of that certain December 5, 1997 Indenture entered by Guarantor (the "Indenture");

               (x) any claim or defense that the Loan is not permitted or allowed pursuant to the provisions of the FINOVA Loan Agreement (as such term is defined in the Loan Agreement); or

               (xi) any other action or circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

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
          (c) To the extent Borrower, Guarantor, or any other Person primarily or secondarily liable for the Obligations, makes a payment or payments to Lender, all or any portion of which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be waived, repaid or paid over to a trustee, receiver or any other party under any bankruptcy or other Debtor Relief Laws, other state or federal law, common law or rule of equity, then the Guaranteed Obligations or part thereof that were intended to be satisfied by such payment or payments shall, to the full extent of all of such payments required to be waived, repaid, restored or paid over, automatically be revived, reinstated and continued in full force and effect as if said payment or payments had not been made, and Guarantor shall again be primarily liable therefor. The Guarantor's obligations under this Second Amended Guaranty Agreement shall not be discharged until the passage of at least thirteen (13) calendar months from the last date on which occurs the full, final and indefeasible payment and performance of the Guaranteed Obligations; provided, however, that this Second Amended Guaranty Agreement, and Guarantor's obligations hereunder, shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of any of the Obligations or Guaranteed Obligations, or any part thereof, is rescinded or waived or must otherwise be restored by Lender upon the bankruptcy or other proceeding under any Debtor Relief Laws of or affecting the Borrower or Guarantor, and shall continue in full force and effect as long as there exists a right to rescind, or to compel restoration or waiver, of any payment or performance of any of the Obligations or Guaranteed Obligations. This provision shall survive full payment and performance of the Guaranteed Obligations and remain enforceable by Lender.

          (d) If Lender, under applicable law, proceeds to realize its benefits under any of the Loan Documents giving Lender a Lien upon any Collateral, whether owned by Borrower or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Second Amended Guaranty Agreement. If, in the exercise of any of its rights or remedies, Lender shall forfeit or lose any of its rights or remedies, including its right to enter a deficiency judgment against Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, Guarantor hereby consents to such action by Lender and waives any claim based upon any election of remedies, even if a remedy asserted or action taken by Lender shall result in a full or partial loss of rights of subrogation, if any, which Guarantor might otherwise have had. Any election of remedies which results in the denial or impairment of the right of Lender to seek a deficiency judgment against Borrower shall not impair Guarantor's obligation to pay the full amount of the Guaranteed Obligations to Lender and to perform its obligations under this Second Amended Guaranty Agreement.

          (e) Guarantor has reviewed, with counsel of its choice, and consents to the Loan Documents. Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to all of the Guaranteed Obligations.

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
          (f) This Second Amended Guaranty Agreement shall remain in full force and effect without regard to future changes and conditions, including change of law or any invalidity or irregularity with respect to any of the Obligations or with respect to the execution and delivery or performance of any of the Loan Documents; and any attempted revocation of this Second Amended Guaranty Agreement by Guarantor shall be ineffective, unless otherwise expressly provided by law, and, if applicable law provides that any such revocation is effective, such revocation shall be effective only if made in writing and only as to Advances thereafter made by Lender and shall not affect the continuing liability hereunder of the Guarantor for all of the Guaranteed Obligations theretofore incurred by, accrued on account of or arising with respect to the Borrower. This Second Amended Guaranty Agreement is in addition to, and not in substitution for, or in reduction of any other guarantees in favor of Lender.

          (g) The Guarantor is fully aware of the financial and other condition of the Borrower and the Resorts. The Guarantor is executing and delivering this Second Amended Guaranty Agreement based solely upon its own independent investigation and in no part upon any representation or statement of Lender or any agent or representative thereof with respect thereto. The Guarantor is in a position to obtain and hereby assumes whole responsibility for obtaining any additional information concerning Borrower's or the Resorts' financial or other condition as the Guarantor may deem material to its obligations hereunder, and the Guarantor is not relying upon, nor expecting the Lender to furnish, any information concerning the Borrower's or the Resorts' financial or other condition. The Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of "continuing guarantees", which risk includes, without limitation, the possibility that the Borrower will contract additional indebtedness for which the Guarantor will be liable hereunder after the Borrower's financial condition or ability to pay when due its lawful debts has deteriorated.

          (h) Guarantor acknowledges receipt of good, valuable and sufficient consideration for its entering into and performing under this Second Amended Guaranty Agreement. Guarantor has an independent obligation hereunder given in consideration of Lender's agreements pursuant to the Loan Documents, from which the Guarantor derives continuing material value and benefit. The Guarantor subjects its separate property to its obligations hereunder, and agree that recourse may be had against such separate property to enforce the Guarantor's obligations hereunder.

     3. Certain Waivers by Guarantor. The Guarantor irrevocably waives, to the fullest extent permitted by law: (a) notice of acceptance hereof, notice of the extension of credit or the making of Advances from time to time, and of the creation, existence or acquisition of any of the Guaranteed Obligations; (b) notice of the amount of the Guaranteed Obligations, or any other indebtedness of the Borrower to the Lender from time to time outstanding; subject, however, to Guarantor's right to make written inquiry of the Lender to ascertain the amount of the Guaranteed Obligations or such other indebtedness from time to time; (c) notice of adverse change in the Borrower's financial condition or any other fact which might increase Guarantor's risk; (d) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise,

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
settlement, extension or renewal of any or all of the Loan Documents, or any other instrument, document or agreement; (e) notice of default and all other notices to which Guarantor might otherwise be entitled; (f) all rights to notice and a hearing prior to the taking of possession or control by Lender of, or to Lender's replevy, attachment or levy upon the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies; (g) the benefit of all valuation, appraisal and exemption laws;
(h) the benefit of all provisions of law which are or might be in conflict with the terms of this Second Amended Guaranty Agreement or any of the other Loan Documents; and (i) any defense arising by reason of the cessation from any cause whatsoever of any of the Obligations of Borrower.

     Guarantor agrees that any notice or directive given at any time to the Lender which is inconsistent with the waivers contained in this Section shall be void and may be ignored by the Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Second Amended Guaranty Agreement for the reason that such pleading or introduction would be at variance with the written terms of this Second Amended Guaranty Agreement, unless Lender has specifically agreed otherwise in writing.

     For purposes of the provisions contained herein, Guarantor hereby expressly waives the benefits of "orden, excusion y division" and of prior judgement, levy, execution and other rights provided for in Articles 2814, 2815, 2817, 2818, 2820, 2821, 2823, 2827 and 2836 of the Civil Code of the Federal District of Mexico, and the corresponding articles of the Civil Code of the States of Quintana Roo, Jalisco, and Baja California Sur or of the other states of Mexico, which articles are not reproduced herein by express declaration of Guarantor that the contents of said articles are known to it. Guarantor also hereby irrevocably and expressly waives its rights under the benefits of Articles 2846, 2847, 2848 and 2849 of the Civil Code for the Federal District of Mexico, and the corresponding articles of the Civil Code of the States of Quintana Roo, Jalisco, and Baja California Sur or of the other states of Mexico, which articles are not reproduced herein by express declaration of Guarantor that the contents of said articles are known to it.

     4. Waiver of Subrogation, Reimbursement, Etc.

          (a) In addition to other waivers contained herein, the Guarantor irrevocably waives all rights it may have at law or in equity (including without limitation any law subrogating the Guarantor to the rights of Lender) to seek contribution, subrogation, indemnification or any other form of reimbursement from the Borrower, any other guarantor, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, and all claims or potential claims related thereto, in a bankruptcy proceeding, or other proceeding under any of the Debtor Relief Laws, or otherwise, for or in connection with any disbursement made by the Guarantor under or in connection with this Second Amended Guaranty Agreement, or otherwise; and Guarantor further agrees not to contest such waiver in any proceeding; provided, however, that if and to the extent, if any, that a court of competent jurisdiction would deem the Guarantor to retain any such rights of contribution, indemnification, subrogation or reimbursement

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
     notwithstanding such express waiver, all such rights and all claims based thereon, now or hereafter in existence and however incurred or acquired, shall be junior and subordinate in right of payment to the prior and full indefeasible payment and performance in favor of Lender of the Obligations, and Guarantor agrees that all such rights and all claims based thereon shall be inchoate, and shall not vest in the Guarantor or be exercisable until the date which is at least thirteen (13) calendar months from the last date on which all of the Guaranteed Obligations shall have been paid in full to Lender and finally discharged. If any payment shall be made to Guarantor on account of such reimbursement, contribution, indemnification or subrogation rights, if any, at any time before the passage of at least thirteen (13) calendar months from the last date on which all of the Guaranteed Obligations are paid in full and finally discharged, each amount so paid shall be received and held by Guarantor in trust for Lender, and shall forthwith be paid to Lender to be credited and applied against the Obligations, whether matured or unmatured.

          (b) To the extent, if any, that notwithstanding the waiver of subrogation contained in Section 4, Guarantor acquires or is deemed to hold by way of subrogation any rights of Lender against Borrower, any other guarantor, or any other Person, the rights of Lender to which Guarantor may be subrogated, if any, shall be accepted by Guarantor "as is" and without any representation or warranty of any kind by Lender, express or implied, with respect to the legality, value, validity or enforceability of any of such rights, or the existence, availability, value, merchantability or fitness for any particular purpose of any Collateral, and shall be without recourse to Lender.

     5. Demand by Lender. Upon an Event of Default under any of the Loan Documents, all of the Guaranteed Obligations shall be due and payable by the Guarantor to Lender, immediately upon Lender's written demand therefor. Payment by Guarantor shall be made to Lender in immediately available funds at 40 Westminster Street, Providence, Rhode Island 02940; Attention: Collections, or at any other address in Providence, Rhode Island, Hartford, Connecticut, or otherwise that may be specified in writing from time to time by Lender. If acceleration of the time for payment of the Obligations is stayed, or demand for payment thereof is precluded upon injunction or the bankruptcy, insolvency or reorganization of Borrower or Lender is otherwise stayed, enjoined or precluded from exercising its rights and remedies pursuant to the Loan Documents, then, the entire amount of the Guaranteed Obligations shall nevertheless be due and payable by Guarantor to Lender on demand by Lender. If payment in full of the Guaranteed Obligations is not made to Lender within ten (10) days after demand, the entire amount of the outstanding Guaranteed Obligations shall bear interest at the Default Rate specified in the Note Receivable Promissory Note; provided, however, that notwithstanding any provision hereof or in any other Loan Document to the contrary, the parties intend that any interest for which the Guarantor is charged or is obligated to pay shall not exceed the maximum rate or amount of interest permitted under applicable law.

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     6. Enforcement of Guaranty. In no event shall Lender have any obligation to proceed against Borrower, any other guarantor, or any other Person, or any Collateral before seeking satisfaction from Guarantor. Lender may proceed, prior or subsequent to, or simultaneously with, the enforcement of Lender's rights hereunder, to exercise any right or remedy which it may have against any Collateral as a result of any Lien it may have as security for the Obligations, or any other right it may have under the Loan Documents, or against any other guarantor of the Obligations, for all or any portion of the Guaranteed Obligations.

     7. Benefit of Guaranty. The provisions of this Second Amended Guaranty Agreement are for the benefit of Lender and its successors and assigns, and nothing herein contained shall impair, as between Borrower, on the one hand, and Lender, on the other hand, the Obligations of Borrower under the Loan Documents. Nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full, final and indefeasible payment and performance of the Guaranteed Obligations.

     8. Modification of Loans, etc. At any time and from time to time, without the consent of, or notice to Guarantor, without incurring any liability to Guarantor and without impairing, limiting or releasing the obligations of Guarantor under this Agreement, Lender may by action or inaction:

          (a) compromise, settle, change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, any Obligations;

          (b) take any action under or with respect to the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to Lender at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

          (c) amend or modify in any manner whatsoever any of the Loan Documents (except this Second Amended Guaranty Agreement) notwithstanding that such amendment or modification may result in the Obligations exceeding the aggregate principal sums set forth in the Loan Documents;

          (d) extend, release or waive the Borrower's or any other Person's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

          (e) sell, retain, exchange, release, dispose of, or otherwise deal with, any Collateral securing any Obligations;

          (f) refuse or fail to enforce any rights or remedies under any Loan Documents or other instrument or agreement evidencing or securing the Obligations or waive or modify the obligations of, or extend the time for performance of, or release, any Person (other than Guarantor) who may be liable in any manner for the payment or collection of any amounts owed by Borrower to Lender; or

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          (g) apply any sums by whomever paid or however realized to any amounts owing by Borrower or Guarantor to Lender in such manner as Lender shall determine in its discretion.

     9. Grant of Lien. As security for the payment and performance of the Guaranteed Obligations, for value received, the Guarantor grants to Lender a Lien upon, security interest in, and, where applicable, right of set-off against, any and all deposits, credits, and any and all other property of Guarantor, now or at any time with or in the possession of or in transit to Lender.

     10. No Marshalling. Guarantor specifically consents and agrees that Lender shall be under no obligation to Marshall any assets in favor of Guarantor or against or in payment of any or all of the Guaranteed Obligations.

     11. Subordination. The Guarantor hereby agrees that, to the extent permitted by Section 4.08 of the Indenture, effective immediately and without notice upon the occurrence of an Event of Default, any and all present and future debts and obligations of the Borrower to Guarantor, or of Guarantor to any other guarantor, and any liens, security interests, claims and rights related thereto (collectively, the "Subordinated Indebtedness"), shall automatically and without the need for any further action by Lender, Borrower or Guarantor, be waived and postponed in favor of and subordinated to the full, final and indefeasible payment of the Obligations. As additional security for this Second Amended Guaranty Agreement and Guarantor's obligations hereunder, but only to the extent permitted by Section 4.08 of the Indenture, Guarantor, for value received, hereby unconditionally assigns to Lender and grants to Lender a security interest in all of Guarantor's right, title, and interest in and with respect to the Subordinated Indebtedness. Notwithstanding the foregoing, for so long as no Event of Default then exists or would result from the making or receipt of the Subordinated Indebtedness, and for so long as the maker of any payments with respect to the Subordinated Indebtedness is not then insolvent or would not be rendered insolvent as a result of making such payment, the Guarantor may make or receive, as the case may be, payments with respect to the Subordinated Indebtedness pursuant to regularly scheduled payment terms as may be approved in advance by Lender in writing.

     Guarantor will refrain from taking any action which is in any way inconsistent with or in derogation of this subordination or of the rights of Lender hereunder and covenant to perform such further acts as necessary or appropriate to give effect to this subordination. Without limiting the generality of the foregoing, Guarantor will not assign any portion of the Subordinated Indebtedness, except expressly subject to the terms of this Second Amended Guaranty Agreement; and Guarantor shall cause all evidence of the Subordinated Indebtedness to set forth the provisions hereof or to bear a legend that it is subject hereto.

   12. Representations and Warranties. Guarantor represents and warrants to Lender as follows:

          (a) that Guarantor shall, through certain of its subsidiaries in which Guarantor holds a majority ownership interest, continue to own a majority ownership interest in each of the Borrower entities,

          (b) This Second  Amended  Guaranty  Agreement  has been  executed  and
     delivered  by  Guarantor  and  constitutes  a  legal,   valid  and  binding
     obligation of Guarantor, enforceable in accordance with its terms;

          (c) The execution, delivery and performance of this Second Amended Guaranty Agreement does not and will not violate any provision of law or administrative regulation, any order of any court or other agency of government, any provision of any indenture, agreement or other instrument to which Guarantor is a party (specifically including the FINOVA Loan
     Agreement and the Indenture), or by which Guarantor or any of the Guarantor's properties or assets is bound, and is not and will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, and is not and will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Guarantor except as expressly provided in this Second Amended Guaranty Agreement;

          (d) Except as disclosed on Exhibit A hereto, there are no actions, suits or proceedings at law or in equity or by or before the Mexican regulatory authorities or any other governmental or administrative instrumentality or arbitration board or other agency or any investigation of any of Guarantor's affairs or any of the Guarantor's properties or rights which involve the possibility of materially and adversely affecting the Resorts, or all or any portion of the Collateral, or other properties, businesses, profits, prospects or conditions of Guarantor, or if adversely determined, which would materially affect Guarantor's ability to perform its obligations under this Second Amended Guaranty Agreement;

          (e) No Default or Event of Default exists under any Loan Document, and Guarantor is not in default in any material respect under any agreement or other instrument to which it is a party or by which it may be bound, specifically including the FINOVA Loan Agreement and the Indenture;

          (f) Guarantor does not require, nor does the identity or nature of Guarantor's businesses or properties, or any relationship between Guarantor and the Borrower or any other Person or any circumstance in connection with the execution, delivery or performance of this Second Amended Guaranty Agreement, require, any consent, approval or authorization of, or filing, registration or qualification, with, any governmental or administrative authority on the part of Guarantor, as a condition to the execution, delivery or performance of this Second Amended Guaranty Agreement;

          (g) All tax returns required to be filed as of the date hereof by Guarantor in any jurisdiction have been filed, and all taxes, assessments, fees and other governmental charges against Guarantor or upon any of its property, income or franchises, which are due and payable as of the date hereof, have been paid;

          (h) As of the date of this Second Amended Guaranty Agreement and after giving effect hereto and to the full potential Obligations which the
     Borrower  could  incur  under the Loan  Documents,  and the full  potential extent of the Guaranteed Obligations, the fair saleable value of Guarantor's assets exceeds its liabilities, Guarantor is meeting current liabilities as they mature, Guarantor has sufficient capital invested in the Resorts and any other business in which it is engaging, and Guarantor has not incurred debts beyond its ability to pay same as they mature;

          (i) The financial statements of Guarantor previously delivered to the Lender are true and correct in all material respects, fairly present Guarantor's financial condition, and no material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof;

          (j) As of the date of this  Second  Amended  Guaranty  Agreement,  the
     Guarantor's   obligations   hereunder   are  not  subject  to  any  claims,
     counterclaims, offsets or defenses against Lender or Borrower; and

          (k) The Guarantor, on behalf of itself and its Affiliates, represents and warrants to Lender that the Loan is "Permitted Debt" (as such term is defined in the Indenture) and that as of the date hereof there exists no Default or Event of Default (as the foregoing two terms are defined in the Indenture) under the Indenture. Guarantor covenants with Lender that (a) as and when required by the Indenture, the Guarantor shall cause the Issuers (as such term is defined in the Indenture) to supply the Lender with true and complete copies of all reports, certifications, notices or demands given by the Issuers under the Indenture (including, but not limiting the generality of the foregoing, materials required by Sections 4.03, 4.04, 4.21, 7.06, and Article 8 of the Indenture) and (b) it will not amend or modify the Indenture without the prior written consent of Lender and any such amendment or modification to the Indenture made without the prior written consent of Lender shall not be binding upon Lender. Guarantor further agrees to cause Issuer to promptly (but in any event within three
     (3) days after Issuer's receipt of same) supply Lender with a true and complete copy of any notice sent to Issuers under Section 6.01 of the Indenture, or any other notice alleging a default by the Issuer under the Indenture.

     13. Certain Financial Matters.

          (a) Guarantor shall immediately give Lender written notice of any material adverse change in its financial condition, including but not limited to, litigation commenced, tax liens filed, defaults claimed under any indebtedness or borrowed money, or proceedings commenced pursuant to any Debtor Relief Laws with respect to Guarantor, or an event of default under either the FINOVA Loan or the Indenture.

          (b) Until payment in full of all the Guaranteed Obligations, Guarantor will, at its expense, within one hundred twenty (120) days after the end of each calendar year, furnish Lender with copies of federal (and if applicable, state) tax returns (or, if not filed within such one hundred twenty (120) day period, then, when filed) and personal financial statements, prepared in accordance with United States generally accepted accounting principles on a basis consistently applied or in a manner acceptable to Lender. Additionally, Guarantor will, at its expense, execute, acknowledge and deliver all such instruments and take all such action as Lender from time to time may reasonably request in order to ensure to Lender the benefits of this Second Amended Guaranty Agreement; provided any such instruments and actions do not impose any material obligations on Guarantor not otherwise contemplated herein.

     14. No Waiver. No forbearance or delay on Lender's part in declaring any default, in giving any notice or making any demand, or in exercising or enforcing any right hereunder or under any Loan Document, shall constitute or give rise to a waiver or release by Lender, or limit or impair Lender's right to declare any default, give any notice or make any demand, or exercise or enforce any right or remedy hereunder or under any of the Loan Documents, without notice or demand, or prejudice Lender's rights as against Guarantor in any respect.

     15.  Assignment.  Lender may assign,  participate  or  transfer  any of its rights under this Second Amended Guaranty Agreement and any instrument evidencing all or any part of the Obligations, and the holder of such rights or instruments shall nevertheless be entitled to the benefits of this Second Amended Guaranty Agreement. No such assignment shall increase or diminish Guarantor's obligations hereunder. The consent of Guarantor shall not be required for any such assignment and failure to give notice shall not affect the validity or enforceability of any assignment of this Second Amended Guaranty Agreement or Lender's rights, or subject Lender to any liability. If Lender shall elect to effectuate an assignment, participation or transfer as contemplated herein, then Guarantor shall not be obligated to pay any expense in connection with any such assignment, participation or transfer.

     16. Miscellaneous.

          (a) This Second Amended Guaranty Agreement shall be binding upon Guarantor and its heirs, successors and assigns, and shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns. None of the terms or provisions of this Agreement may be waived, altered, modified or amended, except by a written instrument duly signed for and on behalf of Lender and Guarantor.

          (b) This Second Amended Guaranty Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

          (c) The use of any gender herein shall include all genders. The singular shall include the plural and vice versa.

          (d) All notices or demands hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier service. Notices shall be deemed received when deposited in a United States post office mail box or with such nationally recognized courier service, postage prepaid, properly addressed to the Guarantor, or the Lender, as the case may be, at the respective mailing addresses set forth in the Loan Agreement, or to such other addresses as the Guarantor or the Lender may from time to time specify in writing.

          (e) The section titles contained in this Second Amended Guaranty Agreement are intended only to provide convenient reference and shall be without substantive meaning or content of any kind whatsoever.

     17. Material Inducement. Guarantor and Lender acknowledge and agree that the Guarantor's waivers and consents contained in this Second Amended Guaranty Agreement are a material inducement to Lender to make the Loan and to engage in the transactions contemplated by the Loan Documents, and that, but for this Second Amended Guaranty Agreement and such waivers and consents, Lender would decline to make the Loan.

     18. Expenses. Guarantor agrees to pay all expenses incurred by Lender in connection with the evaluation, protection, assertion, or enforcement of its rights under this Second Amended Guaranty Agreement, including, without limitation, court costs, audit expenses, collection charges, and attorneys' and paralegals' fees and disbursements, including, but not limited to costs of any appeal.

     19. Relief from Automatic Stay, etc. To the fullest extent permitted by law, in the event the Borrower or Guarantor shall make application for or seek relief or protection under the United States federal bankruptcy code ("Bankruptcy Code") or any other United States or Mexican Debtor Relief Laws, or in the event that any involuntary petition is filed against the Borrower or Guarantor under such Code or other Debtor Relief Laws, and not dismissed with prejudice within forty-five (45) days, the automatic stay provisions of Section 362 of the Bankruptcy Code are hereby modified as to Lender to the extent necessary to implement the provisions hereof permitting set-off and the filing of financing statements or other instruments or documents; and Lender shall automatically and without demand or notice (each of which is hereby waived) be entitled to immediate relief from any automatic stay imposed by Section 362 of the Bankruptcy Code or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents. In addition, in the event relief is sought by or against Guarantor under the Bankruptcy Code, Guarantor agrees not to seek, directly or indirectly, in any ensuing bankruptcy proceeding, any extension of the exclusivity period otherwise available to a debtor under the Bankruptcy Code, including, without limitation, the exclusivity period provided for under Section 1121(b) of the Bankruptcy Code. Guarantor agrees not to contest the validity or enforceability of this Section.

     20. Waiver of Jury Trial. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS SECOND AMENDED GUARANTY AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. THE GUARANTOR FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE GUARANTOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS SECOND AMENDED GUARANTY AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     21. Governing Law. This Second Amended Guaranty Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Rhode Island (exclusive of its choice-of-laws principles) applicable to contracts made and performed in such state, and any applicable laws of the United States of America and the Guarantor hereby expressly submits to the jurisdiction of such courts for the purpose of any such legal proceedings and expressly waives for such purpose any other preferential jurisdiction by reason of present or future domicile or otherwise. Guarantor consents to personal jurisdiction before the Circuit Court in and for Providence County, Rhode Island and the United States District Court for the District of Rhode Island. Guarantor waives any objection which they may now or hereafter have to venue in Providence County, Rhode Island of any suit, action or proceeding arising out of or relating to this Second Amended Guaranty Agreement or the obligations created hereunder and further waive any claim that Providence County, Rhode Island is not a convenient forum for any such suit, action or proceeding. Notwithstanding anything to the contrary provided in this Second Amended Guaranty Agreement or any other Loan Document, to the greatest extent permitted under United States and Mexican law, Guarantor expressly waives any and all claims to jurisdiction in Mexico.

     22. Severability, Etc. If any provision of this Second Amended Guaranty Agreement or the application thereof to any Person or circumstance shall, to any extent, be illegal, invalid or unenforceable, the remainder of this Second Amended Guaranty Agreement or the application of such provision to Persons or circumstances other than those as to which it is illegal, invalid or unenforceable, as the case may be, shall not be affected, and each provision of this Second Amended Guaranty Agreement shall be legal, valid and enforceable to the fullest extent permitted by law. The illegality, invalidity or unenforceability of any provision of this Second Amended Guaranty Agreement in any jurisdiction shall not affect the legality, validity or enforceability thereof in any other jurisdiction. Any right or remedy granted herein or in any Loan Document is separate, distinct and cumulative and not exclusive of any other right or remedy granted herein or in any Loan Document or provided by law or in equity; and all of the same may be exercised concurrently, independently or successively by Lender in its discretion. Any forbearance on the part of Lender in exercising any right or remedy shall not constitute a waiver of or preclude the exercise of such right or remedy. Lender shall not be deemed by any act or omission to have waived any right or remedy or any default unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in such writing.

     23. No Defaults. The Guarantor hereby acknowledges and represents that Lender has complied fully with all of its obligations under the Loan Documents through the date hereof and is not currently in default thereunder.



                   [REMAINDER OF PAGE INTENTIONALLYLEFT BLANK

                       SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Guarantor has caused this Second Amended Guaranty Agreement to be duly executed as of the first date appearing above.

                                   GUARANTOR:


                                          Raintree Resorts International,  Inc.,
                                             a Nevada corporation


George E. Aldrich                  By:     Douglas Y. Bech
----------------                   -------------------------
    Witness                        Name: Douglas Y. Bech

                                                                        [SEAL]

STATE OF Texas)
        ------

COUNTY OF Harris)
         -------

     The  foregoing  instrument  was  acknowledged  before  me  this 29th  of
December, 2000,         by        Douglas Y. Bech,         as
Attorney in fact of Raintree Resorts International, Inc., a Nevada corporation, on behalf of the corporation. He/She is personally known to me.

                                                        Lynda L. Guthrie
                                                      --------------------------
                                                            Notary Public
                                                                        (SEAL)

My Commission Expires: February 28, 2004
                       -----------------

                                    EXHIBIT A

                               PENDING LITIGATION


                                      NONE.